KUBRA Acquisition Overview Exhibit 99.2 March 2026

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “can,” “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “projection” or words of similar meaning. These forward-looking statements include, but are not limited to: anticipated benefits from, and the expected timing for completion of, the KUBRA acquisition, expected strengthening of REPAY’s product offering, future market, growth and synergy opportunities, payment volume, net leverage and Free Cash Flow estimates, and the level of KUBRA’s expected growth and financial contributions, including revenue and Adjusted EBITDA. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk that the proposed transaction may not be completed in a timely manner or at all; the inability to integrate and/or realize the benefits of the KUBRA acquisition, including expected synergies; the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the definitive acquisition agreement; the failure to satisfy any of the conditions to the consummation of the transaction, including the receipt of certain governmental or regulatory approvals; the risk that the financing necessary to consummate the transaction may not be obtained, may be delayed, or may be available only on less favorable terms than anticipated; that the announcement of the proposed acquisition could disrupt REPAY’s or KUBRA’s relationships with customers, employees or other business partners; changes in the bill payment and payment processing markets in which REPAY and KUBRA operate, including with respect to the applicable competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY or KUBRA target, including the regulatory environment applicable to those customers; risks relating to REPAY’s and KUBRA’s relationships within the payment ecosystem; and risks relating to data security. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. combined, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions, including Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow accretion and net leverage, as well as certain forward-looking projections that are not reconcilable with GAAP measures due to their inherent uncertainty. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, gain on extinguishment of debt and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Net leverage is a non-GAAP financial measure calculated by dividing total debt (less cash and cash equivalents) divided by Adjusted EBITDA. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. REPAY believes that Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow accretion and net leverage provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

2

Transaction Rationale

REPAY + KUBRA

Acquisition of KUBRA expected to accelerate REPAY's strategic evolution into a scaled embedded payments platform

Leading Provider in Resilient Verticals	TAM Expansion	Increased Scale	Compelling Synergies	Financial Strength
▪ Diversified bill payment and communication platform focused on the utility and government verticals ▪ Attractive product offering within non-discretionary categories and recurring billing cycles ▪ Deeply entrenched with highly reoccurring revenue streams	▪ KUBRA provides access to $2.75tn addressable market[1] with high barriers to entry in biller-direct segments ▪ Complementary two-pronged GTM approach to accelerate vertical expansion ▪ Enhances partners & integrations with diversified distribution channels	▪ Scaled platform with combined[2] Revenue & Adj. EBITDA[3] of ~$548mm & ~$178mm ▪ Attractive growth profile with reoccurring payments flows ▪ Strong combined Adj. Free Cash Flow	▪ Enhances operations with significant expense & tech synergies realized through platform migration and shared services ▪ Compelling revenue opportunities across entire client base to offer a comprehensive end-to-end digital bill pay platform	▪ Transaction expected to be Free Cash Flow accretive[4] by 25% in 2028 ▪ Net leverage[5] target of < 3.0x within 18 months of acquisition closing

1) Third-party research and management estimates as of 3/30/2026
2) Combined financials based on 2025 excluding synergies. Combined is calculated using REPAY reported plus KUBRA Revenue of approximately $239 million and Adjusted EBITDA of approximately $49 million
3) Adjusted EBITDA is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"
4) Free Cash Flow accretion is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"
5) Net leverage is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"

REPAY Realtime Electronic Payments

3

Transaction Summary

Transaction Structure	▪ REPAY will acquire KUBRA for a purchase price of approximately $372 million ▪ Committed financing of $500 million term loan and $100 million undrawn revolving credit facility ▪ Net Leverage of approximately 4.0x at close[(1)]; with expectations of returning below 3.0x within 18 months of close
Financial & Operational Highlights	▪ Brings significant scale to REPAY's payment platform with combined 2025[(2)] Revenue and Adjusted EBITDA of ~$548 million and ~$178 million, respectively ▪ Meaningful expansion into new and adjacent verticals, while enhancing product offering and strategic partnerships ▪ Expect realizable run-rate expense synergies of $15+ million plus expected platform integration savings of $5+ million by 2028 ▪ Expected to be Free Cash Flow accretive[(3)] by 25% in 2028 ▪ KUBRA verticals to be led by industry veteran Rick Watkin, current KUBRA President and CEO, and will report directly into REPAY's CEO
Timing	▪ Anticipated closing during Q2 2026, subject to required regulatory approvals and other customary closing conditions

1) Net Leverage at close includes transaction-related adjustments and synergies. Net Leverage is a non-GAAP financial measure. See slide 1 under "Non-GAAP Financial Measures"
2) Combined financials based on 2025 excluding synergies. Combined is calculated using REPAY reported plus KUBRA Revenue of approximately $239 million and Adjusted EBITDA of approximately $49 million
3) Free Cash Flow accretion is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"

REPAY
Realtime Electronic Payments

4

KUBRA Overview

Leading bill payment and customer communications platform serving enterprise clients across North America

Company & Financial Highlights[1]

~40% of Households in U.S. and Canada	**250+** Clients
~$239mm Revenue	**~$49mm** Adj. EBITDA

- HQ in Mississauga, Canada with regional hubs in the U.S. for communication services & operational support
- 10+ year average customer tenure with top clients

Vertical Expertise

- UTILITIES
- GOVERNMENT
- AUTO FINANCE
- INSURANCE
- HEALTHCARE
- OTHER ADJACENT VERTICALS

Diversified Product Offering

Product offering consists of an **embedded technology platform serving all verticals**

Billing & Payment	**Mapping & Communication Services**	**Alerts & Preference Management**	**Business Intelligence & Insights**

REPAY Realtime Electronic Payments

1) Financial and business metrics as of and for the year ended December 31, 2025

5

KUBRA Operates in Attractive End Markets

Utilities vertical is the core foundation with adjacent verticals multiplying the opportunity

>$2.75 Trillion Total Addressable Market

Utilities

Electric, gas, and water utility providers in the U.S., including telecom and cable

~$700Bn TAM

Mid-Single Digit Market CAGR

Government

State & local agencies and municipalities

~$900Bn

✓ Expansion opportunity with municipality owned utilities

Healthcare

Hospitals, systems, & payers managing billing, care notices, and compliance

~$420Bn

✓ Highly regulated communication with demand for billing transparency

Insurance

Providers of billing, statements, & policy communications

~$530Bn

✓ Regulatory tailwind towards increased communications

Adjacent Verticals

Waste Management, Education, & other adjacent verticals

>$200Bn

✓ Regulated markets with existing relationship overlap

REPAY
Realtime Electronic Payments

Note: Market analysis based on third party research and management estimates as of 3/30/2026

6

KUBRA's Proven Growth Framework

Embedded Growth in Existing Verticals with Additional Upside Opportunity

30+ years of experience in the Utilities vertical and industry **expertise in regulated markets** including government, healthcare, and insurance

Expand Usage & Increase Adoption

- **Increase digital payment share** of existing client base

New Client Wins in Existing Verticals

- **Execute on vertical GTM strategy** to drive new wins across **>$2.75Tn TAM[1]**

Product Development

- **One platform** offering **six core solutions**, which **~45%[1]** of client base use **more than one solution**

Strategic Partnerships

- Unlocking **new partnerships** and **expanding distribution channels**

Capture Operational Efficiencies

- **Scalable tech platform** to drive flexibility, optimize pricing, and efficient payment routing

Vertical Expansion

- Leverage capabilities to **expand presence** in new & adjacent verticals

REPAY
Realtime Electronic Payments

1) Third-party research and management estimates as of 3/30/2026

Value Creation Opportunity Transaction is expected to be Free Cash Flow accretive(1) by 25% in 2028 Revenue Opportunities Expense Synergies Capex Savings Increase penetration into all verticals with a comprehensive end-to-end digital bill pay platform; including bill presentment, communications, payment engine, and core processing Expand KUBRA’s communication services to existing REPAY clients across Consumer Payment verticals Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading Free Cash Flow accretion is a non-GAAP financial measure. See slide 1 under "Non-GAAP Financial Measures" Estimated run-rate synergies by 2028 Streamline redundant operations, while automating functions to integrate into REPAY’s business model Platform migration leading to identified platform support, maintenance, and related infrastructure cost savings Scale efficiencies with payment processing improvements Platform rationalization and reduction in product investments Optimize tech platforms $5+ million Estimated Run-Rate Savings(2) $15+ million $5+ million

8

Acquisition Enhances REPAY's Scale through Vertical Expansion

REPAY to become one of the **largest bill payment providers** in the U.S. processing over **~$130Bn** of combined 2025 **Annual Payment Volume**…

2025 COMBINED REVENUE[1]

~$548mm

2025 COMBINED ADJ. EBITDA[1][2]

~$178mm

~32% MARGIN[1]

Combined Mix[1]

… while further diversifying our payment expertise across **18+ attractive verticals**



Utilities & Government
Healthcare
ARM
Diversified Retail & Other (incl. RCS)
Mortgage
Financial Institutions
Business Payments (AP & AR)
Personal Finance
Auto Finance
Combined
REPAY

Consumer Payments ~45%

KUBRA ~45%

Business Payments <10%

REPAY
Realtime Electronic Payments

Note: Financials and business metrics based on combined 2025 excluding synergies

1) Combined financials based on 2025 excluding synergies. Combined is calculated using REPAY reported plus KUBRA Revenue of approximately $239 million and Adjusted EBITDA of approximately $49 million

2) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. See slide 1 under "Non-GAAP Financial Measures"

9

The Future REPAY

Expected to become a leading bill payment provider in the U.S.

Increased scale into non-discretionary verticals with reoccurring payment flows

Reaching ~$548 million in combined Revenue(1) and ~$178 million of combined Adj. EBITDA(1)

Expected to be Free Cash Flow accretive(2) by 25% in 2028

Expect significant Free Cash Flow generation leading to < 3.0x Net Leverage(3) within 18 months of close

1) Combined Revenue and Adjusted EBITDA based on 2025 excluding synergies. Combined is calculated using REPAY reported plus KUBRA Revenue of approximately $239 million and Adjusted EBITDA of approximately $49 million. Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under "Non-GAAP Financial Measures"
2) Free Cash Flow accretion is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"
3) Net leverage is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"

REPAY Realtime Electronic Payments

Thank you